UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

April 30, 2017

Wells Fargo Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of April 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well.

Dear Shareholder:

As the new president of Wells Fargo Funds, now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Income Opportunities Fund for the 12-month period that ended April 30, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 17.92% and 12.59%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.83%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the early part of the reporting period.

The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23, 2016 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield because U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bond yields remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar. Rising inflation across the eurozone and Japan caused an upward shift in yield curves in those areas, although developed-country bond yields remained significantly lower than U.S. Treasury yields.

Globally, stocks delivered positive results and economies showed improvement in the first four months of 2017.

Stocks rallied globally, supported by signs of improvement in the U.S. and global economies. In the U.S., hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up. In March, Fed officials raised their short-term target interest rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose. Longer-term Treasury yields were little changed, however, leading to positive performance. Investment-grade corporate bonds and high-yield bonds benefited from strong demand. Municipal bond returns were also positive during the first four months of 2017, helped by strong demand and constrained new-issue supply. Outside the U.S., stocks in emerging markets benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also advanced as political risk declined. In the first round of French presidential elections, Emmanuel Macron, a pro-EU candidate, garnered the most votes. Non-U.S. bonds also benefited from a decline in perceived risk, with credit spreads continuing to narrow.

4	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning on December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of April 30, 20171

	1 year	5 year	10 year
Based on market value	22.55	6.07	5.79
Based on net asset value (NAV)	19.58	9.02	6.91
BofA Merrill Lynch U.S. High Yield Index[2]	13.66	6.87	7.32

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2018, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which include 0.48% of interest expense, were 1.40% and 1.23%, respectively, for the year ended April, 30, 2017. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	The BofA Merrill Lynch U.S. High Yield Index (formerly known as BofA Merrill Lynch High Yield Master II Index) is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	7

MANAGER’S DISCUSSION

The Fund’s return based on market value was 22.55% during the 12-month period that ended April 30, 2017. During the same period, the Fund’s return based on net asset value (NAV) was 19.58%. Based on its NAV return, the Fund outperformed relative to the BofA Merrill Lynch U.S. High Yield Index,2 which returned 13.66%. The BofA Merrill Lynch U.S. High Yield Index also returned 6.87% and 7.32% for the 5- and 10-year periods, respectively.

Overview

The high-yield market was strong during the period, rising in every month except November 2016 and March 2017 by a cumulative 13.66%, as represented by the BofA Merrill Lynch U.S. High Yield Index. In general, we attribute the rally to two factors: a bounce-back from the decline in the high-yield market that began in June 2015 and improved investor sentiment following the U.S. presidential election.

After the election of Donald Trump, high-yield bonds and equities benefited as the market chose to focus on the new president’s progrowth strategies (deregulation, tax cuts) rather than policies that might be detrimental to growth (protectionism). As a result, spreads tightened, which more than offset a rise in Treasury rates postelection.

From a fundamental perspective, corporate leverage remained at elevated levels for this point in the credit cycle. However, the cash-flow impact from these higher leverage levels was somewhat offset by issuers’ ability to pay for their debt at low interest rates. The U.S. economy grew, albeit not at a rapid pace, and commodity sectors, which were a significant drag in the prior year, rebounded.

Going forward, moderate growth with low unemployment should provide a favorable environment for high-yield issuers because consumer demand might remain stable and the U.S. Federal Reserve (Fed) should have room to be accommodative. While we continue to remain cautiously optimistic that this environment will continue in the near term, we are cognizant that favorable environments never last forever and the lower yields go, the higher the risk there ultimately will be a sell-off.

Ten largest holdings (%) as of April 30, 2017[4]
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.61
LPL Holdings Incorporated, 5.75%, 9-15-2025	2.55
Jabil Circuit Incorporated, 8.25%, 3-15-2018	2.18
Greektown Holdings LLC, 8.88%, 3-15-2019	2.06
Tallgrass Energy Partners LP, 5.50%, 9-15-2024	1.65
NCR Corporation, 6.38%, 12-15-2023	1.64
Intelsat Jackson Holdings SA, 5.50%, 8-1-2023	1.53
Diamond 1 Finance Corporation, 7.13%, 6-15-2024	1.49
Teekay Corporation, 8.50%, 1-15-2020	1.45
Service Corporation International, 7.50%, 4-1-2027	1.44

Credit quality as of April 30, 2017[5]

Contributors to performance

While industry selection on the whole detracted from portfolio performance, the portfolio benefited from its exposure to and solid security selection in the midstream companies in the oil industry as well as the wireless, transportation, and health care industries. In addition, having longer-than-average maturities also benefited the portfolio’s performance.

Detractors from performance

The portfolio’s performance relative to the BofA Merrill Lynch U.S. High Yield Index was hurt by its underweight to the energy exploration and production and metals and mining industries, which outperformed the broader market. Holding cash also detracted from performance, as did the portfolio’s credit selection within the technology sector.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of April 30, 2017[6]

Management outlook

While some credit and economic fundamentals are mixed, on the whole we view the current environment as better than average for high yield. That said, the rising discount rate or federal funds rate and a flattening yield curve will likely work against the market over the long run. Historically, that is what one would expect—improving economic conditions with a corresponding tightening by the Fed. Current spreads reflect these positive conditions, offering limited upside through price appreciation and/or spread compression. But we would argue that high-yield investors are receiving fair compensation for the current, rather favorable conditions. Indeed, in previous cycles, spreads have, at times, been 100 basis points (bps; 100 bps equals 1.00%) or more tighter than the current spreads and have remained below current spread levels for prolonged periods. It would be no surprise to see spreads tighten from current levels based on history.

In the short term, we expect solid economic growth, some of it coming from continued consumer strength in the U.S. combined with improving conditions globally. We do believe that geopolitical risks and other global macro imbalances are growing and could surprise the markets by creating incremental uncertainty about future government policies.

Across asset classes, most securities are trading rich (that is, more expensive) by historical measures. We expect that at some point in the future there may be a better entry point to buy most asset classes, including high yield. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned the downside risks of price declines. With a benign default outlook, high yield could continue to do well compared with other asset classes, on a relative basis, though idiosyncratic or individual bond risk is high. We lean toward spreads remaining flat to tighter from these levels in the short run before ultimately widening—potentially significantly—in the mid to longer term.

Over a full cycle, we believe the best way to insulate the portfolio from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	9

Security name			Shares	Value

Common Stocks: 1.38%

Energy: 0.10%

Oil, Gas & Consumable Fuels: 0.10%
Swift Energy Company †(i)			27,514	$663,087

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	593

Utilities: 1.28%

Electric Utilities: 1.28%
Vistra Energy Corporation			559,650	8,366,768

Total Common Stocks (Cost $39,672,824)				9,030,448

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 109.87%

Consumer Discretionary: 20.64%

Auto Components: 1.95%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$7,375,000	7,513,281
Cooper Tire & Rubber Company (i)	7.63	3-15-2027	4,325,000	4,876,438
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	446,000

				12,835,719

Distributors: 0.26%
LKQ Corporation	4.75	5-15-2023	1,675,000	1,683,375

Diversified Consumer Services: 1.78%
Service Corporation International	7.50	4-1-2027	8,109,000	9,467,258
Service Corporation International	7.63	10-1-2018	1,100,000	1,183,875
Service Corporation International	8.00	11-15-2021	885,000	1,042,088

				11,693,221

Food Products: 0.11%
Pinnacle Foods Incorporated 144A	5.63	5-1-2024	700,000	722,750

Hotels, Restaurants & Leisure: 3.05%
Brinker International Incorporated 144A	5.00	10-1-2024	1,525,000	1,509,750
CCM Merger Incorporated 144A	6.00	3-15-2022	4,025,000	4,155,813
Greektown Holdings LLC 144A	8.88	3-15-2019	12,975,000	13,550,831
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	833,250

				20,049,644

Leisure Products: 0.19%
Vista Outdoor Incorporated	5.88	10-1-2023	1,250,000	1,243,750

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Media: 10.11%
Altice US Finance I Corporation 144A	5.38%	7-15-2023	$2,270,000	$2,369,313
Altice US Finance I Corporation 144A	5.50	5-15-2026	2,200,000	2,274,250
AMC Entertainment Holdings Incorporated 144A	5.88	11-15-2026	1,525,000	1,552,641
Cablevision Systems Corporation	8.63	9-15-2017	1,322,000	1,358,355
CBS Radio Incorporated 144A	7.25	11-1-2024	80,000	87,000
CCO Holdings LLC	5.13	2-15-2023	1,425,000	1,482,000
CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	3,094,719
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	765,000
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,124,800
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,500,788
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	341,049
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	6,027,872
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,514,500
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	3,625,000	4,041,875
Cinemark USA Incorporated	4.88	6-1-2023	600,000	609,000
CSC Holdings LLC	7.88	2-15-2018	1,525,000	1,589,813
CSC Holdings LLC	8.63	2-15-2019	635,000	699,484
E.W. Scripps Company 144A	5.13	5-15-2025	1,300,000	1,334,125
EMI Music Publishing 144A	7.63	6-15-2024	950,000	1,049,750
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,406,000
Gray Television Incorporated 144A	5.88	7-15-2026	6,650,000	6,882,750
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,851,938
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,300,000	2,317,250
National CineMedia LLC	5.75	8-15-2026	1,600,000	1,632,000
National CineMedia LLC	6.00	4-15-2022	3,400,000	3,493,500
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	1,375,000	1,409,375
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	2,815,000	2,943,420
Nielsen Finance LLC 144A	5.00	4-15-2022	175,000	180,141
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	332,400
Outfront Media Capital Corporation	5.63	2-15-2024	735,000	771,750
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,348,313

				66,385,171

Specialty Retail: 2.98%
Asbury Automotive Group Incorporated	6.00	12-15-2024	6,300,000	6,504,750
Group 1 Automotive Incorporated	5.00	6-1-2022	1,972,000	1,996,650
Penske Auto Group Incorporated	5.38	12-1-2024	5,273,000	5,312,548
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,173,500
Sonic Automotive Incorporated	5.00	5-15-2023	2,050,000	1,965,438
Sonic Automotive Incorporated 144A	6.13	3-15-2027	1,575,000	1,586,813

				19,539,699

Textiles, Apparel & Luxury Goods: 0.21%
Wolverine World Wide Company 144A	5.00	9-1-2026	1,400,000	1,358,000

Consumer Staples: 2.10%

Beverages: 0.31%
Cott Beverages Incorporated	5.38	7-1-2022	850,000	880,813
Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,144,688

				2,025,501

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 1.73%
B&G Foods Incorporated	4.63%	6-1-2021	$670,000	$682,328
B&G Foods Incorporated	5.25	4-1-2025	1,750,000	1,791,615
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	305,694
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	75,000	77,438
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	75,000	77,344
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,860,000	1,934,400
Pinnacle Foods Incorporated	5.88	1-15-2024	100,000	106,625
Post Holdings Incorporated 144A	5.00	8-15-2026	1,350,000	1,343,250
Post Holdings Incorporated 144A	5.50	3-1-2025	875,000	914,375
Post Holdings Incorporated 144A	5.75	3-1-2027	875,000	906,719
Post Holdings Incorporated 144A	8.00	7-15-2025	2,000,000	2,275,000
Prestige Brands Incorporated 144A	6.38	3-1-2024	210,000	224,700
US Foods Incorporated 144A	5.88	6-15-2024	670,000	700,150

				11,339,638

Household Products: 0.06%
Central Garden & Pet Company	6.13	11-15-2023	405,000	432,338

Energy: 27.47%

Energy Equipment & Services: 8.64%
Bristow Group Incorporated	6.25	10-15-2022	6,550,000	5,403,750
Era Group Incorporated	7.75	12-15-2022	3,895,000	3,700,250
Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	2,906,250
Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	4,069,150
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	7,847,000	5,228,064
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	2,925,000	1,798,875
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	2,942,490
NGPL PipeCo LLC 144A	7.12	12-15-2017	3,990,000	4,097,231
NGPL PipeCo LLC 144A	7.77	12-15-2037	14,900,000	17,135,000
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	735,378
PHI Incorporated	5.25	3-15-2019	9,275,000	8,718,500

				56,734,938

Oil, Gas & Consumable Fuels: 18.83%
Archrock Partners LP	6.00	10-1-2022	1,650,000	1,645,875
Continental Resources Incorporated	3.80	6-1-2024	1,325,000	1,245,500
Denbury Resources Incorporated	4.63	7-15-2023	6,400,000	4,384,000
Denbury Resources Incorporated	6.38	8-15-2021	3,380,000	2,678,650
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	5,431,107
Enable Midstream Partner LP	3.90	5-15-2024	3,150,000	3,095,971
Enable Midstream Partner LP	4.40	3-15-2027	1,300,000	1,297,469
Enable Midstream Partner LP	5.00	5-15-2044	600,000	552,527
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,184,120
EnLink Midstream LLC	4.15	6-1-2025	5,000,000	5,022,755
EnLink Midstream LLC	4.40	4-1-2024	5,400,000	5,539,941
Exterran Partners LP	6.00	4-1-2021	7,750,000	7,769,375
Gulfport Energy Corporation 144A	6.00	10-15-2024	1,625,000	1,600,625
Gulfport Energy Corporation 144A	6.38	5-15-2025	1,325,000	1,320,031
Gulfport Energy Corporation	6.63	5-1-2023	2,900,000	2,936,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Incorporated	6.50%	9-15-2020	$1,155,000	$1,291,851
Kinder Morgan Incorporated (i)	7.42	2-15-2037	1,820,000	2,041,170
Matador Resources Company 144A	6.88	4-15-2023	700,000	738,500
Murphy Oil Corporation	4.70	12-1-2022	2,900,000	2,834,750
Murphy Oil Corporation	6.88	8-15-2024	1,425,000	1,517,625
Nabors Industries Incorporated 144A	5.50	1-15-2023	625,000	632,813
Overseas Shipholding Group Incorporated	8.13	3-30-2018	3,975,000	4,134,000
PDC Energy Incorporated 144A	6.13	9-15-2024	950,000	973,750
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	7,320,000	7,825,080
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	6,175,000	6,599,531
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	2,775,000	3,066,375
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,443,875
Rose Rock Midstream LP	5.63	11-15-2023	1,375,000	1,357,813
Sabine Oil & Gas Corporation (a)(i)(s)	7.25	6-15-2019	850,000	0
Sabine Oil & Gas Corporation (a)(i)(s)	7.50	9-15-2020	5,733,000	0
Sabine Pass Liquefaction LLC	5.63	2-1-2021	2,275,000	2,474,117
Sabine Pass Liquefaction LLC	5.63	4-15-2023	2,820,000	3,109,981
Sabine Pass Liquefaction LLC	5.63	3-1-2025	740,000	808,962
Sabine Pass Liquefaction LLC	5.75	5-15-2024	2,300,000	2,542,351
Sabine Pass Liquefaction LLC 144A	5.88	6-30-2026	4,500,000	5,017,883
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,415,000	3,831,326
SemGroup Corporation 144A	6.38	3-15-2025	5,625,000	5,653,125
Southern Star Central Corporation 144A	5.13	7-15-2022	430,000	434,300
Southwestern Energy Company	4.10	3-15-2022	815,000	762,025
Southwestern Energy Company	6.70	1-23-2025	1,425,000	1,417,875
Summit Midstream Holdings LLC	5.75	4-15-2025	400,000	405,000
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	10,800,000	10,854,000
Tesoro Logistics LP	5.25	1-15-2025	1,150,000	1,220,438
Tesoro Logistics LP	6.13	10-15-2021	350,000	365,313
Tesoro Logistics LP	6.38	5-1-2024	725,000	792,063
Ultra Resources Incorporated 144A	6.88	4-15-2022	1,100,000	1,112,375
Ultra Resources Incorporated 144A	7.13	4-15-2025	925,000	916,333
Western Gas Partners LP	4.00	7-1-2022	300,000	308,252
Western Gas Partners LP	5.38	6-1-2021	375,000	406,743

				123,593,791

Financials: 10.79%

Banks: 0.76%
CIT Group Incorporated	5.25	3-15-2018	160,000	165,088
CIT Group Incorporated 144A	5.50	2-15-2019	744,000	785,850
CIT Group Incorporated 144A	6.63	4-1-2018	3,880,000	4,056,540

				5,007,478

Consumer Finance: 4.75%
Ally Financial Incorporated	7.50	9-15-2020	300,000	338,625
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,407,250
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,404,310
Diamond 1 Finance Corporation 144A	4.42	6-15-2021	250,000	262,399

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Navient Corporation	8.00%	3-25-2020	$2,725,000	$2,997,500
Navient Corporation	8.45	6-15-2018	3,110,000	3,327,700
OneMain Financial Group LLC 144A	7.25	12-15-2021	6,900,000	7,176,759
Springleaf Finance Corporation	6.00	6-1-2020	1,375,000	1,407,656
Springleaf Finance Corporation	6.50	9-15-2017	550,000	558,938
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,132,438
Springleaf Finance Corporation	8.25	12-15-2020	75,000	82,178
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,439,295
Tempo Acquisition LLC 144A%%	6.75	6-1-2025	1,600,000	1,644,000

				31,179,048

Diversified Financial Services: 3.60%
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	2,815,000	2,646,100
LPL Holdings Incorporated 144A	5.75	9-15-2025	16,500,000	16,747,500
NewStar Financial Incorporated	7.25	5-1-2020	4,075,000	4,202,344

				23,595,944

Insurance: 1.68%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	3,405,000	3,422,025
Hub International Limited 144A	7.88	10-1-2021	6,900,000	7,228,785
USIS Merger Sub Incorporated 144A	6.88	5-1-2025	375,000	381,563

				11,032,373

Health Care: 9.89%

Health Care Equipment & Supplies: 1.73%
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	339,625
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	925,000	936,563
Hologic Incorporated 144A	5.25	7-15-2022	1,500,000	1,580,625
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	4,000,000	4,265,000
Surgery Center Holdings Company 144A	8.88	4-15-2021	4,000,000	4,250,000

				11,371,813

Health Care Providers & Services: 6.95%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	328,600
Community Health Systems Incorporated	6.25	3-31-2023	1,175,000	1,195,563
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	2,215,000	2,231,613
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	2,925,000	3,031,031
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,000,000	1,067,500
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	706,125
HCA Incorporated	5.88	3-15-2022	750,000	831,563
HCA Incorporated	6.50	2-15-2020	6,525,000	7,161,579
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,744,406
Mednax Incorporated 144A	5.25	12-1-2023	1,000,000	1,022,500
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	3,530,000	3,794,750
MPT Operating Partnership LP	5.25	8-1-2026	2,050,000	2,101,250
MPT Operating Partnership LP	6.38	2-15-2022	2,025,000	2,093,344
MPT Operating Partnership LP	6.38	3-1-2024	170,000	184,025

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Select Medical Corporation	6.38%	6-1-2021	$6,730,000	$6,881,425
TeamHealth Incorporated 144A	6.38	2-1-2025	775,000	756,594
Tenet Healthcare Corporation	6.00	10-1-2020	2,600,000	2,736,500
Tenet Healthcare Corporation 144A	7.50	1-1-2022	725,000	775,750
Vizient Incorporated 144A	10.38	3-1-2024	6,110,000	6,995,950

				45,640,068

Health Care Technology: 0.63%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	3,675,000	3,771,469
QuintilesIMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	385,313

				4,156,782

Pharmaceuticals: 0.58%
Endo Finance LLC 144A	5.38	1-15-2023	1,275,000	1,093,313
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,091,500
Valeant Pharmaceuticals International Incorporated 144A	6.50	3-15-2022	525,000	537,469
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	950,000	969,000
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	100,000	80,250

				3,771,532

Industrials: 4.09%

Airlines: 0.38%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,502,723

Commercial Services & Supplies: 3.00%
Acco Brands Corporation 144A	5.25	12-15-2024	725,000	746,750
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	5,675,000	5,838,156
Aramark Services Incorporated	5.13	1-15-2024	1,245,000	1,313,475
Covanta Holding Corporation	5.88	3-1-2024	5,393,000	5,419,965
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,496,250
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,297,144
The ServiceMaster Company LLC 144A	5.13	11-15-2024	1,525,000	1,574,563

				19,686,303

Professional Services: 0.07%
Ascent Capital Group Incorporated	4.00	7-15-2020	600,000	455,625

Trading Companies & Distributors: 0.64%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	3,025,000	3,142,219
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,083,514

				4,225,733

Information Technology: 11.16%

Communications Equipment: 0.33%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	2,000,000	2,132,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Electronic Equipment, Instruments & Components: 2.65%
Jabil Circuit Incorporated	8.25%	3-15-2018	$13,532,000	$14,280,225
Zebra Technologies Corporation	7.25	10-15-2022	2,910,000	3,146,438

				17,426,663

Internet Software & Services: 1.03%
Infor Software Parent LLC	6.50	5-15-2022	875,000	910,000
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,287,720
Zayo Group LLC 144A	5.75	1-15-2027	1,600,000	1,698,000
Zayo Group LLC	6.00	4-1-2023	250,000	265,625
Zayo Group LLC	6.38	5-15-2025	2,375,000	2,567,969

				6,729,314

IT Services: 2.25%
Cardtronics Incorporated	5.13	8-1-2022	2,925,000	2,983,500
Cardtronics Incorporated 144A	5.50	5-1-2025	2,075,000	2,121,688
First Data Corporation 144A	5.00	1-15-2024	1,350,000	1,380,713
First Data Corporation 144A	5.38	8-15-2023	525,000	546,000
First Data Corporation 144A	5.75	1-15-2024	2,070,000	2,147,625
First Data Corporation 144A	7.00	12-1-2023	1,525,000	1,635,105
Gartner Incorporated 144A	5.13	4-1-2025	3,850,000	3,984,750

				14,799,381

Semiconductors & Semiconductor Equipment: 0.63%
Micron Technology Incorporated 144A	5.25	8-1-2023	600,000	621,000
Micron Technology Incorporated 144A	5.25	1-15-2024	1,325,000	1,366,075
Micron Technology Incorporated	5.50	2-1-2025	659,000	688,655
Micron Technology Incorporated	5.88	2-15-2022	1,410,000	1,476,975

				4,152,705

Software: 0.33%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	325,000	327,844
SS&C Technologies Incorporated	5.88	7-15-2023	1,430,000	1,519,375
Symantec Corporation 144A	5.00	4-15-2025	325,000	335,969

				2,183,188

Technology Hardware, Storage & Peripherals: 3.94%
Diamond 1 Finance Corporation 144A	5.88	6-15-2021	4,650,000	4,929,000
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	8,825,000	9,754,511
NCR Corporation	5.88	12-15-2021	380,000	398,050
NCR Corporation	6.38	12-15-2023	10,038,000	10,760,736

				25,842,297

Materials: 2.78%

Chemicals: 0.17%
Celanese U.S. Holdings LLC	5.88	6-15-2021	440,000	493,227
Valvoline Incorporated 144A	5.50	7-15-2024	625,000	660,938

				1,154,165

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 2.61%
Ball Corporation	5.25%	7-1-2025	$305,000	$329,400
Berry Plastics Corporation	5.13	7-15-2023	700,000	727,790
Berry Plastics Corporation	6.00	10-15-2022	350,000	371,875
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,910,000	3,375,600
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	1,225,000	1,240,313
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,391,000
Owens-Illinois Incorporated 144A	5.38	1-15-2025	925,000	964,313
Owens-Illinois Incorporated 144A	6.38	8-15-2025	5,580,000	6,068,250
Sealed Air Corporation 144A	5.13	12-1-2024	1,775,000	1,859,313
Silgan Holdings Incorporated	5.00	4-1-2020	784,000	793,800

				17,121,654

Metals & Mining: 0.00%
Indalex Holdings Corporation (a)(i)(s)	11.50	2-1-2020	5,985,000	0

Real Estate: 9.52%

Equity REITs: 8.46%
CoreCivic Incorporated	5.00	10-15-2022	2,175,000	2,251,125
Crown Castle International Corporation	4.88	4-15-2022	760,000	827,150
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,852,963
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	4,875,000	5,155,313
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	7,995,975
Equinix Incorporated	5.38	5-15-2027	675,000	705,233
Equinix Incorporated	5.75	1-1-2025	1,075,000	1,150,250
Equinix Incorporated	5.88	1-15-2026	2,200,000	2,370,500
ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,500,000	7,593,750
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,593,750
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,213,063
Iron Mountain Incorporated 144A	6.00	10-1-2020	600,000	627,750
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,508,959
Sabra Health Care Incorporated	5.38	6-1-2023	2,100,000	2,131,500
Sabra Health Care Incorporated	5.50	2-1-2021	2,285,000	2,384,969
The Geo Group Incorporated	5.13	4-1-2023	1,305,000	1,311,525
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,698,800
The Geo Group Incorporated	5.88	10-15-2024	2,200,000	2,249,500
The Geo Group Incorporated	6.00	4-15-2026	935,000	960,713

				55,582,788

Real Estate Management & Development: 1.06%
Onex Corporation 144A	7.75	1-15-2021	6,800,000	6,939,400

Telecommunication Services: 6.37%

Diversified Telecommunication Services: 2.71%
Citizens Communications Company	7.88	1-15-2027	830,000	672,300
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,106,225
Frontier Communications Corporation	8.50	4-15-2020	1,000,000	1,057,500
GCI Incorporated	6.75	6-1-2021	2,625,000	2,720,156
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,636,869
Level 3 Financing Incorporated	5.25	3-15-2026	1,050,000	1,082,897

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Level 3 Financing Incorporated	5.38%	8-15-2022	$2,545,000	$2,628,222
Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,169,258
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,662,788
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,322,813
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,747,038

				17,806,066

Wireless Telecommunication Services: 3.66%
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,529,550
SBA Communications Corporation 144A	4.88	9-1-2024	1,025,000	1,033,969
Sprint Capital Corporation	6.88	11-15-2028	8,600,000	9,331,000
Sprint Capital Corporation	8.75	3-15-2032	1,830,000	2,252,035
Sprint Communications Incorporated	7.00	8-15-2020	380,000	411,825
T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,100,198
T-Mobile USA Incorporated	5.13	4-15-2025	725,000	763,969
T-Mobile USA Incorporated	5.38	4-15-2027	350,000	374,500
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	532,345
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	297,963
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	147,875
T-Mobile USA Incorporated	6.38	3-1-2025	2,800,000	3,059,896
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	151,550
T-Mobile USA Incorporated	6.63	4-1-2023	1,050,000	1,122,188
T-Mobile USA Incorporated	6.84	4-28-2023	1,765,000	1,892,963

				24,001,826

Utilities: 5.06%

Gas Utilities: 0.34%
AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,255,625

Independent Power & Renewable Electricity Producers: 4.72%
Calpine Corporation 144A	5.88	1-15-2024	455,000	477,750
Calpine Corporation 144A	6.00	1-15-2022	865,000	903,925
NSG Holdings LLC 144A	7.75	12-15-2025	8,283,217	8,904,459
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	7,875,000	8,081,719
TerraForm Power Operating LLC 144A	6.38	2-1-2023	9,065,000	9,359,613
TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,050,000	3,225,375

				30,952,841

Total Corporate Bonds and Notes (Cost $692,241,789)				721,343,370

Loans: 4.54%

Consumer Discretionary: 1.75%

Auto Components: 0.66%
Federal-Mogul Corporation <	0.00	4-15-2021	4,328,872	4,326,534

Hotels, Restaurants & Leisure: 1.09%
CCM Merger Incorporated ±	4.24	8-8-2021	949,495	953,350
Montreign Operating Company ±	9.25	12-7-2022	6,125,000	6,232,188

				7,185,538

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.55%

Energy Equipment & Services: 0.13%
Hummel Station LLC ±	7.00%	10-27-2022	$893,917	$831,343

Oil, Gas & Consumable Fuels: 0.42%
Chesapeake Energy Corporation ±	8.55	8-23-2021	725,000	782,775
Ultra Resources Incorporated ±	4.00	3-23-2024	2,025,000	2,014,875

				2,797,650

Financials: 0.15%

Diversified Financial Services: 0.15%
American Beacon Advisors Incorporated ±	9.92	3-3-2023	1,010,000	1,010,000

Health Care: 0.04%

Health Care Providers & Services: 0.04%
Press Ganey Holdings Incorporated ±	8.25	10-21-2024	250,000	254,375

Industrials: 0.43%

Commercial Services & Supplies: 0.43%
Advantage Sales & Marketing LLC ±	7.50	7-25-2022	2,025,000	1,926,788
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	568,532	569,243
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	99,567	99,691
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	29,808	29,510
WASH Multifamily Laundry Systems LLC (i)±	8.00	5-14-2023	170,192	168,490

				2,793,722

Information Technology: 1.27%

Internet Software & Services: 1.27%
Ancestry.com Incorporated ±	4.25	10-19-2023	4,900,500	4,938,773
Ancestry.com Incorporated ±	9.27	10-19-2024	3,300,000	3,374,250

				8,313,023

Real Estate: 0.21%

Real Estate Management & Development: 0.21%
Capital Automotive LP ±	7.00	3-24-2025	1,340,000	1,366,800

Utilities: 0.14%

Electric Utilities: 0.14%
Vistra Energy Corporation ±	4.25	12-14-2023	922,688	925,576

Total Loans (Cost $29,370,558)				29,804,561

		Expiration date	Shares
Rights: 0.11%

Utilities: 0.11%

Electric Utilities: 0.11%
Vistra Energy Corporation †		12-14-2023	559,650	699,563

Total Rights (Cost $615,615)				699,563

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 11.90%

Energy: 2.91%

Energy Equipment & Services: 0.75%
Ensco plc	5.75%	10-1-2044	$6,577,000	$4,790,687
Trinidad Drilling Limited 144A	6.63	2-15-2025	100,000	100,750

				4,891,437

Oil, Gas & Consumable Fuels: 2.16%
Baytex Energy Corporation 144A	5.13	6-1-2021	3,600,000	3,366,000
Baytex Energy Corporation 144A	5.63	6-1-2024	1,450,000	1,326,750
Griffin Coal Mining Company Limited (a)(i)(s)	9.50	12-1-2049	290,088	1,160
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2049	2,119,383	8,478
Teekay Corporation	8.50	1-15-2020	9,583,000	9,487,170

				14,189,558

Financials: 0.54%

Banks: 0.54%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	2,775,000	2,778,469
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	727,125
Preferred Term Securities XII Limited (a)(i)(s)	0.00	12-24-2033	1,540,000	0

				3,505,594

Health Care: 2.71%

Pharmaceuticals: 2.71%
Endo Finance LLC 144A	5.88	10-15-2024	400,000	407,500
Mallinckrodt plc 144A	5.50	4-15-2025	970,000	882,700
Mallinckrodt plc 144A	5.63	10-15-2023	445,000	424,975
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	1,178,000	905,588
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	3,600,000	2,659,500
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	11,705,000	8,641,216
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	2,375,000	2,039,531
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	700,000	577,500
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,541,000	1,277,104

				17,815,614

Industrials: 2.17%

Building Products: 0.05%
Allegion plc	5.88	9-15-2023	340,000	362,950

Commercial Services & Supplies: 2.04%
GFL Environmental Incorporated 144A	7.88	4-1-2020	5,150,000	5,343,125
GFL Environmental Incorporated 144A	9.88	2-1-2021	850,000	913,750
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	6,925,000	7,150,063

				13,406,938

Machinery: 0.08%
Sensata Technologies BV 144A	5.00	10-1-2025	485,000	495,306

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.88%

Containers & Packaging: 0.75%
Ardagh Packaging Finance plc 144A	4.25%	9-15-2022	$600,000	$611,520
Ardagh Packaging Finance plc 144A	6.00	2-15-2025	2,950,000	3,049,563
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,175,000	1,279,281

				4,940,364

Metals & Mining: 0.13%
ArcelorMittal SA	6.13	6-1-2025	450,000	505,035
Novelis Corporation 144A	6.25	8-15-2024	325,000	343,688

				848,723

Telecommunication Services: 2.69%

Diversified Telecommunication Services: 2.69%
Intelsat Jackson Holdings SA	5.50	8-1-2023	11,740,000	10,023,025
Intelsat Jackson Holdings SA	7.25	4-1-2019	1,100,000	1,060,125
Intelsat Luxembourg SA	7.75	6-1-2021	2,600,000	1,504,750
Intelsat Luxembourg SA	8.13	6-1-2023	7,775,000	4,431,714
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	634,494

				17,654,108

Total Yankee Corporate Bonds and Notes (Cost $87,395,095)				78,110,592

	Yield		Shares
Short-Term Investments: 7.28%

Investment Companies: 7.28%
Wells Fargo Government Money Market Select Class (l)(u)##	0.68		47,815,404	47,815,404

Total Short-Term Investments (Cost $47,815,404)				47,815,404

Total investments in securities (Cost $897,111,285) *	135.08%	886,803,938
Other assets and liabilities, net	(35.08)	(230,287,169)

Total net assets	100.00%	$656,516,769

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2017	Wells Fargo Income Opportunities Fund	21

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

%%	The security is issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

<	All or a portion of the position represents an unfunded loan commitment.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

*	Cost for federal income tax purposes is $902,431,918 and unrealized gains (losses) consists of:

Gross unrealized gains	$41,568,320
Gross unrealized losses	(57,196,300)

Net unrealized losses	$(15,627,980)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of assets and liabilities—April 30, 2017

Assets
Investments
In unaffiliated securities, at value (cost $849,295,881)	$838,988,534
In affiliated securities, at value (cost $47,815,404)	47,815,404

Total investments, at value (cost $897,111,285)	886,803,938
Receivable for investments sold	534,125
Receivable for interest	12,301,358
Prepaid expenses and other assets	34,669

Total assets	899,674,090

Liabilities
Dividends payable	4,221,417
Payable for investments purchased	7,828,537
Payable for Fund shares repurchased	323,176
Secured borrowing payable	230,000,000
Advisory fee payable	435,898
Administration fee payable	36,325
Accrued expenses and other liabilities	311,968

Total liabilities	243,157,321

Total net assets	$656,516,769

NET ASSETS CONSIST OF
Paid-in capital	$839,351,061
Overdistributed net investment income	(4,287,689)
Accumulated net realized losses on investments	(168,239,256)
Net unrealized losses on investments	(10,307,347)

Total net assets	$656,516,769

NET ASSET VALUE PER SHARE
Based on $656,516,769 divided by 70,519,254 shares issued and outstanding (100,000,000 shares authorized)	$9.31

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended April 30, 2017	Wells Fargo Income Opportunities Fund	23

Investment income
Interest	$58,556,937
Dividends	1,298,412
Income from affiliated securities	152,656

Total investment income	60,008,005

Expenses
Advisory fee	5,201,665
Administration fee	433,472
Custody and accounting fees	25,548
Professional fees	87,801
Shareholder report expenses	72,191
Trustees’ fees and expenses	15,732
Transfer agent fees	34,374
Interest expense	3,048,319
Other fees and expenses	10,751

Total expenses	8,929,853
Less: Fee waivers and/or expense reimbursements	(1,056,531)

Net expenses	7,873,322

Net investment income	52,134,683

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	8,164,400
Net change in unrealized gains (losses) on investments	49,157,949

Net realized and unrealized gains (losses) on investments	57,322,349

Net increase in net assets resulting from operations	$109,457,032

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Statement of changes in net assets

	Year ended April 30, 2017	Year ended April 30, 2016

Operations
Net investment income	$52,134,683	$54,634,635
Net realized gains (losses) on investments	8,164,400	(9,809,272)
Net change in unrealized gains (losses) on investments	49,157,949	(71,635,372)

Net increase (decrease) in net assets resulting from operations	109,457,032	(26,810,009)

Distributions to shareholders from
Net investment income	(55,989,068)	(57,922,129)
Tax basis return of capital	(639,057)	0

Total distributions to shareholders	(56,628,125)	(57,922,129)

Capital share transactions
Cost of shares repurchased	(3,749,231)	0

Total increase (decrease) in net assets	49,079,676	(84,732,138)

Net assets
Beginning of period	607,437,093	692,169,231

End of period	$656,516,769	$607,437,093

Overdistributed net investment income	$(4,287,689)	$(2,367,548)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended April 30, 2017	Wells Fargo Income Opportunities Fund	25

Cash flows from operating activities:
Net increase in net assets resulting from operations	$109,457,032

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(454,193,126)
Proceeds from sale of investment securities	464,913,065
Amortization	(4,336,499)
Purchase of short-term investment securities, net	(3,688,483)
Decrease in receivable for investments sold	8,895,601
Decrease in receivable for interest	1,636,233
Decrease in prepaid expenses and other assets	129,118
Decrease in payable for investments purchased	(5,118,050)
Increase in advisory fee payable	124,618
Increase in administration fee payable	1,407
Decrease in accrued expenses and other liabilities	(2,366)
Litigation payments received	26,013
Net realized gains on investments	(8,164,400)
Net change in unrealized gains (losses) on investments	(49,157,949)

Net cash provided by operating activities	60,522,214

Cash flows from financing activities:
Payment for shares repurchased	(3,426,055)
Cash distributions paid	(57,395,567)

Net cash used in financing activities	(60,821,622)

Net decrease in cash	(299,408)

Cash:
Beginning of period	$299,408

End of period	0

Supplemental cash disclosure
Cash paid for interest	$2,953,637

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Income Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.56	$9.75	$10.04	$10.18	$9.67
Net investment income	0.74 [1]	0.77 [1]	0.77 [1]	0.82 [1]	0.88 [1]
Net realized and unrealized gains (losses) on investments	0.81	(1.14)	(0.24)	(0.14)	0.54

Total from investment operations	1.55	(0.37)	0.53	0.68	1.42
Distributions to shareholders from
Net investment income	(0.79)	(0.82)	(0.82)	(0.82)	(0.91)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.80)	(0.82)	(0.82)	(0.82)	(0.91)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.31	$8.56	$9.75	$10.04	$10.18
Market value, end of period	$8.64	$7.76	$8.93	$9.52	$10.23
Total return based on market value[3]	22.55%	(3.47)%	2.59%	1.60%	8.90%
Ratios to average net assets (annualized)
Gross expenses[4]	1.40%	1.30%	1.23%	1.27%	1.29%
Net expenses[4]	1.23%	1.10%	0.96%	1.01%	1.05%
Net investment income	8.15%	8.76%	7.85%	8.35%	8.89%
Supplemental data
Portfolio turnover rate	43%	25%	33%	31%	27%
Net assets, end of period (000s omitted)	$656,517	$607,437	$692,169	$712,781	$722,555

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,854	$3,641	$4,009	$4,099	$4,142

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Income Opportunities Fund	27

1. ORGANIZATION

The Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements

Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to bond premiums and expiration of capital loss carryforwards. At April 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(130,598,586)	$6,181,723	$124,416,863

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of April 30, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2018	Long-term
$155,329,141	$7,589,482

Notes to financial statements	Wells Fargo Income Opportunities Fund	29

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$0	$663,087	$0	$663,087
Materials	593	0	0	593
Utilities	8,366,768	0	0	8,366,768

Corporate bonds and notes	0	721,343,370	0	721,343,370

Loans	0	18,594,846	11,209,715	29,804,561

Rights
Utilities	0	699,563	0	699,563

Yankee corporate bonds and notes	0	78,100,954	9,638	78,110,592

Short-term investments
Investment companies	47,815,404	0	0	47,815,404
Total assets	$56,182,765	$819,401,820	$11,219,353	$886,803,938

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2017, the Fund had no material transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Total
Balance as of April 30, 2016	$15,243,699	$963,788	$16,207,487
Accrued discounts (premiums)	7,238	160,939	168,177
Realized gains (losses)	(88,375)	0	(88,375)
Change in unrealized gains (losses)	498,559	(1,115,089)	(616,530)
Purchases	9,188,444	0	9,188,444
Sales	(13,639,850)	0	(13,639,850)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance as of April 30, 2017	$11,209,715	$9,638	$11,219,353
Change in unrealized gains (losses) relating to securities still held at April 30, 2017	$246,092	$(1,115,089)	$(868,997)

30	Wells Fargo Income Opportunities Fund	Notes to financial statements

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

The yankee corporate bonds and notes obligations in the Level 3 table represents two positions which were valued based on an analysis of the expected final distribution available to bondholders from asset sales.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2018 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. Funds Management contractually waived its advisory fee in the amount of $1,056,531 for the year ended April 30, 2017.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

During the year ended April 30, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $14,514 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $30,233 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2017 and year ended April 30, 2016, the Fund did not issue any shares.

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2017, the Fund purchased 463,747 of its shares on the open market at a total cost of $3,749,231 (weighted average price per share of $8.08). The weighted average discount of these repurchased shares was 11.52%.

6. BORROWINGS

As of April 30, 2017, the Fund has borrowed $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

During the year ended April 30, 2017, the Fund had average borrowings outstanding of $230,000,000 at an average rate of 1.33% and paid interest in the amount of $3,048,319, which represents 0.48% of its average daily net assets.

Notes to financial statements	Wells Fargo Income Opportunities Fund	31

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2017 were $397,521,361 and $356,026,859, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of April 30, 2017, the Fund had unfunded term loan commitments of $4,318,050.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2017 and April 30, 2016 were as follows:

	Year ended April 30
	2017	2016
Ordinary income	$55,989,068	$57,922,129
Tax basis return of capital	639,057	0

As of April 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(15,627,980)	$(162,918,623)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

In December 2016, FASB issued ASU No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

32	Wells Fargo Income Opportunities Fund	Notes to financial statements

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
April 28, 2017	May 18, 2017	June 1, 2017	$0.05983
May 17, 2017	June 14, 2017	July 3, 2017	0.05983

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Income Opportunities Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Income Opportunities Fund (the “Fund”), as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights of each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Income Opportunities Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 23, 2017

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.30% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $1,306,205 of income dividends paid during the fiscal year ended April 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended April 30, 2017, $47,942,517 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	35

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company
Class I - Non-Interested Trustees to serve until 2017 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

36	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010; Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

Automatic dividend reinvestment plan	Wells Fargo Income Opportunities Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, KY 40233 or by calling 1-800-730-6001.

38	Wells Fargo Income Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

303209 06-17 AIO/AR156 04-17

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2017	Fiscal year ended April 30, 2016
Audit fees	$52,217	$51,887
Audit-related fees	—	—
Tax fees (1)	4,080	3,945
All other fees	—	—

	$56,297	$55,832

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations

2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals
6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2017.

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	13
Total assets of above accounts (millions)	$879.4	$392.2	$1,649.4

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	13
Total assets of above accounts (millions)	$879.4	$392.2	$1,649.4

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager, the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2016:

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2016 to 5/31/2016	0	0	0	7,098,300.10
6/1/2016 to 6/30/2016	0	0	0	7,098,300.10
7/1/2016 to 7/31/2016	0	0	0	7,098,300.10
8/1/2016 to 8/31/2016	0	0	0	7,098,300.10
9/1/2016 to 9/30/2016	0	0	0	7,098,300.10
10/1/2016 to 10/31/2016	76,871	$8.24	76,871	7,021,429.10
11/1/2016 to 11/30/2016	254,606	$7.81	254,606	6,766,823.10
12/1/2016 to 12/31/2016	0	0	0	6,766,823.10
1/1/2017 to 1/31/2017	0	0	0	6,766,823.10
2/1/2016 to 2/28/2017	0	0	0	6,766,823.10
3/1/2017 to 3/31/2017	94,670	$8.48	94,670	6,672,153.10
4/1/2017 to 4/30/2017	37,600	$8.60	37,600	6,634,553.10

Total	463,747	$8.08	463,747	6,634,553.10

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending on December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 23, 2017

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 23, 20167